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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

  Filed Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2000



                            DEXTERITY SURGICAL, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                  0-20532                                 74-2559866
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         (Commission File Number)             (IRS Employer Identification No.)


 12961 Park Central, Suite 1300, San Antonio, Texas         78216
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       (Address of Principal Executive Offices)           (Zip Code)


                                 (210) 495-8787
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On June 29, 2000, Dexterity Surgical, Inc. (the "Company") announced that it had signed a distribution agreement with Weck Closure Systems, LLC. Under this agreement, which was finalized on September 1, 2000, Weck Closure Systems, LLC will be the exclusive distributor of the Company's PneumoSleeve and Protractor products in the United States, Belgium, Germany, France and Italy.

         The Company's Press Release issued on June 29, 2000 and the distribution agreement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

        Exhibit Number      Description

        Exhibit 99.1 Press Release issued by Dexterity Surgical, Inc. on June 29, 2000 (filed herewith)

        Exhibit 99.2 Exclusive Distribution Agreement dated effective July 1, 2000 between Dexterity Surgical, Inc. and Weck Closure Systems, LLC (filed herewith)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       DEXTERITY SURGICAL, INC.



                                       By: /s/ Randall K. Boatright
                                          --------------------------------------
                                          Randall K. Boatright,
                                          Executive Vice President,
                                          Chief Financial Officer and Secretary


DATE: September 13, 2000


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 99.1          Press Release issued by Dexterity Surgical, Inc. on June 29, 2000
               (filed herewith)

 99.2 Exclusive Distribution Agreement dated effective July 1, 2000 between Dexterity Surgical, Inc. and Weck Closure Systems, LLC
               (filed herewith)